Financial Statements
(Unaudited)

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
March 31, 2010

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Financial Statements (Unaudited)

March 31, 2010

Special Value Continuation Partners, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

March 31, 2010

Percent of Cash
Industry	and Investments

Wired Telecommunications Carriers	16.1%
Architectural, Engineering, and Related Services	9.8%
Other Electrical Equipment and Component Manufacturing	9.2%
Nonferrous Metal (except Aluminum) Production and Processing	6.7%
Other Information Services	5.9%
Radio and Television Broadcasting	4.3%
Communications Equipment Manufacturing	3.9%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	3.1%
Other Financial Investment Activities	3.0%
Scheduled Air Transportation	3.0%
Data Processing, Hosting, and Related Services	2.8%
Book, Periodical, and Music Stores	2.4%
Full-Service Restaurants	2.0%
Offices of Real Estate Agents and Brokers	1.9%
Basic Chemical Manufacturing	1.6%
Industrial Machinery Manufacturing	1.6%
Other Professional, Scientific, and Technical Services	1.2%
Support Activities for Mining	1.1%
Computer and Peripheral Equipment Manufacturing	1.0%
Oil and Gas Extraction	1.0%
Depository Credit Intermediation	0.8%
Wireless Telecommunications Carriers (except Satellite)	0.8%
Gambling Industries	0.6%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	0.2%
Grocery Stores	0.2%
Semiconductor and Other Electronic Component Manufacturing	0.2%
Machine Shops, Turned Product, and Screw, Nut, and Bolt Manufacturing	0.2%
Other Amusement and Recreation Industries	0.2%
Electric Power Generation, Transmission and Distribution	0.1%
Other Financial Services	0.1%
Support Activities for Air Transportation	0.1%
Nondepository Credit Intermediation	0.0%
Cash and Cash Equivalents	14.9%
Total	100.0%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

March 31, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $286,307,940)	$234,509,385
Controlled companies (cost $37,838,172)	11,966,712
Other affiliates (cost $116,372,481)	145,665,389
Total investments (cost $440,518,593)	392,141,486

Cash and cash equivalents	68,805,083
Accrued interest income:
Unaffiliated issuers	4,360,200
Controlled companies	4,327
Other affiliates	12,135
Receivable for investment securities sold	3,233,044
Deferred debt issuance costs	1,909,526
Dividends receivable from other affiliates	1,845,028
Receivable from parent	157,356
Prepaid expenses and other assets	32,443
Total assets	472,500,628

Liabilities
Credit facility payable	72,000,000
Payable for investment securities purchased	20,083,733
Distribution payable	3,113,000
Management and advisory fees payable	565,599
Payable to affiliate	134,824
Interest payable	32,718
Unrealized depreciation on swaps	24,531
Accrued expenses and other liabilities	317,667
Total liabilities	96,272,072

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference;
6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred interests	355,366
Total preferred limited partner interests	134,355,366

Net assets applicable to common limited and general partners	$241,873,190

Composition of net assets applicable to common limited and general partners
Paid-in capital	$358,636,781
Accumulated net investment income	13,489,512
Accumulated net realized losses	(81,891,460)
Accumulated net unrealized depreciation	(48,361,643)
Net assets applicable to common limited and general partners	$241,873,190

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal		Percent of Cash
Investment	Amount	Fair Value	and Investments

Debt Investments (54.17%)
Bank Debt (21.66%) (1)
Book, Periodical, and Music Stores (2.45%)
Borders Group, Inc., 2nd Lien FIFO Term Loan, LIBOR + 12.25%, due 4/1/14	$11,798,247	$11,296,822	2.45%

Communications Equipment Manufacturing (3.91%)
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$18,550,859	18,003,214	3.91%

Computer and Peripheral Equipment Manufacturing (1.01%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14	$134,975	110,229	0.02%
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 3.5% PIK, due 11/22/12	$5,760,632	4,584,501	0.99%
Total Computer and Peripheral Equipment Manufacturing		4,694,730

Electric Power Generation, Transmission and Distribution (0.05%)
La Paloma Generating Company, Residual Bank Debt (3)	$23,218,322	211,507	0.05%

Machine Shops, Turned Product, and Screw, Nut, and Bolt Manufacturing (0.18%)
Acument Global Technologies, LLC, 1st Lien Term Loan, 10% Cash + 4% PIK, due 8/11/13	$857,741	814,854	0.18%

Offices of Real Estate Agents and Brokers (1.16%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$15,897,590	(2,245,535)	(0.49)%
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$6,927,199	7,597,952	1.65%
Total Offices of Real Estate Agents and Brokers		5,352,417

Other Financial Investment Activities (2.96%)
American Capital, Ltd., Senior Unsecured Revolver, PRIME + 5.75%, due 3/31/11	$13,764,622	13,629,539	2.96%

Radio and Television Broadcasting (4.08%)
Broadcast Facilities, Inc., 1st Lien Revolver, 13%, due 12/31/14	$2,343,750	1,000,000	0.22%
Broadcast Facilities, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$17,656,250	17,788,672	3.86%
Total Radio and Television Broadcasting		18,788,672

Wired Telecommunications Carriers (5.86%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan
EURIBOR + 2.75%, due 8/9/15 - (Netherlands) (4)	$2,574,080	2,666,871	0.58%
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.75%, due 8/31/13	$156,054	156,835	0.03%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13 (2)	$10,449,354	10,449,354	2.27%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR +7.5%, due 7/31/14 (2)	$8,281,636	8,281,636	1.80%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.50%, due 8/9/16 (4)
EURIBOR + 3.50%, due 8/9/16 - (Netherlands) (4)	€3,821,057	3,764,140	0.82%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (4)	€1,538,600	1,637,975	0.36%
Total Wired Telecommunications Carriers		26,956,811

Total Bank Debt (Cost $100,131,884)		99,748,566

Other Corporate Debt Securities (32.51%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (0.25%)
NCO Group, Inc., Senior Secured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$655,000	537,100	0.12%
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$655,000	589,094	0.13%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		1,126,194

Architectural, Engineering, and Related Services (4.63%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$14,914,000	11,334,640	2.46%
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14 (5)	$2,620,000	2,659,300	0.58%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15 (2), (5)	$7,339,014	7,339,014	1.59%
Total Architectural, Engineering, and Related Services		21,332,954

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Basic Chemical Manufacturing (1.57%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (4)	€6,296,000	$7,214,063	1.57%

Data Processing, Hosting, and Related Services (2.31%)
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13 (2), (5), (8)	$11,127,124	9,847,505	2.14%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (5)	$703,000	784,253	0.17%
Total Data Processing, Hosting, and Related Services		10,631,758

Full-Service Restaurants (2.04%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	$9,613,000	9,420,740	2.04%

Gambling Industries (0.58%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	$3,212,000	2,673,990	0.58%
Harrah's Operating Company Inc., Senior Secured Notes, 11.25%, due 6/1/17	$18,000	19,530	0.00%
Total Gambling Industries		2,693,520

Grocery Stores (0.22%)
Safeway, Inc., Senior Unsecured Notes, 4.95%, due 8/16/10	$1,000,000	1,014,730	0.22%

Industrial Machinery Manufacturing (1.53%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13 (3), (5)	$7,778,000	7,039,090	1.53%

Nondepository Credit Intermediation (0.04%)
Fannie Mae, Fixed Rate Notes, 2.5%, due 4/9/10	$100,000	100,037	0.02%
Federal Home Loan Bank, Fixed Rate Notes, 2.375%, due 4/30/10	$100,000	100,129	0.02%
Total Nondepository Credit Intermediation		200,166

Offices of Real Estate Agents and Brokers (0.78%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	3,600,237	0.78%

Oil and Gas Extraction (0.96%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$2,904,000	2,744,222	0.60%
Seitel, Inc., Senior Notes, 9.75%, due 2/15/14 (5)	$2,056,000	1,651,811	0.36%
Total Oil and Gas Extraction		4,396,033

Other Amusement and Recreation Industries (0.16%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13 (3), (5)	$50,979,834	746,345	0.16%

Other Financial Services (0.09%)
State Street Corporation, Subordinated Notes, 7.65%, due 6/15/10	$410,000	415,728	0.09%

Other Information Services (4.51%)
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11 (5)	$20,806,522	20,806,522	4.51%

Other Professional, Scientific, and Technical Services (1.16%)
MSX International, Inc., Senior Secured 2nd Lien Notes,
12.5%, due 4/1/12 (144A) - (UK/France/Germany) (5)	$6,810,000	5,324,943	1.16%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.13%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$16,655,000	14,406,575	3.13%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Debt Investments (continued)
Scheduled Air Transportation (2.71%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16 (5)	$3,575,497	$4,649,934	1.01%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (5)	$566,710	738,989	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (5)	$567,284	741,723	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13 (5)	$3,352,037	4,148,146	0.90%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (5)	$546,064	618,691	0.13%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (5)	$641,491	740,922	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (5)	$666,076	871,227	0.19%
Total Scheduled Air Transportation		12,509,632

Support Activities for Mining (1.07%)
Allis-Chalmers Energy, Senior Unsecured Notes, 8.5%, due 3/1/17	$5,511,000	4,917,741	1.07%

Wired Telecommunications Carriers (3.93%)
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 10% PIK, due 8/16/17 - (Netherlands) (4), (5)	€17,000,187	14,159,311	3.07%
Zayo Group, LLC, 1st Lien Senior Secured Notes, 10.25%, due 3/15/17 (5)	€3,885,079	3,969,054	0.86%
Total Wired Telecommunications Carriers		18,128,365

Wireless Telecommunications Carriers (except Satellite) (0.84%)
Clearwire Communications, LLC, Senior Secured Notes, 12%, due 12/1/15 (5)	$2,622,000	2,683,066	0.58%
Clearwire Communications, LLC, Senior Secured Notes, 12%, due 12/1/15	$1,179,000	1,206,459	0.26%
Total Wireless Telecommunications Carriers (except Satellite)		3,889,525

Total Other Corporate Debt Securities (Cost $192,490,921)		149,814,861

Total Debt Investments (Cost $292,622,805)		249,563,427

Equity Securities (30.92%)
Architectural, Engineering, and Related Services (5.22%)
Alion Science and Technology Corporation, Warrants (3), (5)	2,620	–	0.00%
ESP Holdings, Inc., Common Stock (2), (3), (5), (6)	88,670	18,642,166	4.04%
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (3), (5), (6)	40,618	5,432,121	1.18%
Total Architectural, Engineering, and Related Services		24,074,287

Data Processing, Hosting, and Related Services (0.46%)
Anacomp, Inc., Common Stock (2), (3), (5), (8)	1,253,969	2,119,207	0.46%

Depository Credit Intermediation (0.84%)
Doral Holdings, LP Interest (3), (5)	855,916	3,883,810	0.84%

Industrial Machinery Manufacturing (0.05%)
GSI Group Inc., Common Stock (3), (5)	216,987	233,261	0.05%

Nonferrous Metal (except Aluminum) Production and Processing (6.73%)
International Wire Group, Inc., Common Stock (2), (5), (6)	1,979,441	31,037,635	6.73%

Other Electrical Equipment and Component Manufacturing (9.22%)
EaglePicher Holdings, Inc., Common Stock (2), (5), (6), (7)	1,312,720	42,485,526	9.22%

Other Information Services (1.40%)
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock (3), (5)	4,063,914	6,441,304	1.40%

Radio and Television Broadcasting (0.20%)
Broadcast Facilities, Inc., Common Stock (5)	183,824	937,502	0.20%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount		Fair	Percent of Cash
Investment	or Shares		Value	and Investments

Equity Securities (continued)
Scheduled Air Transportation (0.25%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (5)		24	$223,110	0.05%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (5)		24	222,317	0.05%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (5)		24	217,735	0.05%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (5)		23	222,226	0.05%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (5)		24	247,324	0.05%
Total Scheduled Air Transportation			1,132,712

Semiconductor and Other Electronic Component Manufacturing (0.21%)
AIP/IS Holdings, LLC, Membership Units (3), (5)		352	982,382	0.21%

Support Activities for Air Transportation (0.05%)
Alabama Aircraft Industries, Inc., Common Stock (3), (5)		164,363	238,722	0.05%

Wired Telecommunications Carriers (6.29%)
Integra Telecom, Inc., Common Stock (3), (5)		1,274,522	6,741,689	1.46%
Integra Telecom, Inc., Warrants (3), (5)		346,939	43,075	0.01%
ITC^DeltaCom, Inc., Common Stock (2), (3), (5), (6)		10,890,068	21,997,937	4.77%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)		2,455,500	229,010	0.05%
Total Wired Telecommunications Carriers			29,011,711

Total Equity Securities (Cost $147,895,788)			142,578,059

Total Investments (Cost $440,518,593) (9)			392,141,486

Cash and Cash Equivalents (14.91%)
General Electric Capital Corporation, Commercial Paper, 0.03%, 4/1/10		$9,000,000	9,000,000	1.95%
American Express Credit Corporation, Commercial Paper, 0.13%, 4/6/10		$15,000,000	14,999,729	3.25%
Toyota Motor Credit Corporation, Commercial Paper, 0.10%, 4/9/10		$15,000,000	14,999,667	3.25%
Chevron Funding Corporation, Commercial Paper, 0.15%, 4/27/10		$19,000,000	18,997,942	4.12%
Cash Denominated in Foreign Currencies (Cost $13)	CAD	57	56	0.00%
Cash Denominated in Foreign Currencies Euro (Cost $3,197,824)		€2,329,044	3,146,539	0.68%
Cash Denominated in Foreign Currencies GBP (Cost $511)		£130	197	0.00%
Cash Held on Account at Various Institutions		$7,660,953	7,660,953	1.66%
Total Cash and Cash Equivalents			68,805,083

Total Cash and Investments			$460,946,569	100.00%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)	Issuer is a controlled company.

(9)	Includes investments with an aggregate market value of $23,435,335 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $86,553,920 and $43,357,229, respectively.
Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2010 was $331,846,471 or 71.99% of total cash and investments of the Partnership.

Swaps at March 31, 2010 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$(24,531)

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Three Months Ended March 31, 2010

Investment income
Interest income:
Unaffiliated issuers	$5,043,509
Controlled companies	376,426
Other affiliates	613,030
Dividend income:
Other affiliates	1,845,028
Other income:
Unaffiliated issuers	395,151
Other affiliates	9,111
Total investment income	8,282,255

Operating expenses
Management and advisory fees	1,696,797
Amortization of deferred debt issuance costs	108,564
Portfolio asset depreciation	89,199
Commitment fees	61,708
Legal fees, professional fees and due diligence expenses	39,809
Interest expense	36,292
Director fees	29,834
Custody fees	25,382
Insurance expense	22,841
Other operating expenses	65,382
Total expenses	2,175,808

Net investment income	6,106,447

Net realized and unrealized gain
Net realized gain from:
Investments in unaffiliated issuers and foreign currency transactions	3,571,235
Investments in affiliated issuers	735
Net realized gain	3,571,970

Net change in unrealized appreciation/depreciation	2,601,339

Net realized and unrealized gain	6,173,309

Dividends paid on preferred equity facility	(368,337)
Net change in accumulated dividends on preferred equity facility	12,971

Net increase in net assets applicable to common limited and general
partners resulting from operations	$11,924,390

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Three Months Ended March 31, 2010 (Unaudited)
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,
beginning of period	$233,061,800	$233,061,800	$-

Net investment income	6,106,447	6,106,447	-
Net realized gain	3,571,970	3,571,970	-
Net change in unrealized appreciation/depreciation	2,601,339	2,601,339	-
Dividends paid on preferred equity facility	(368,337)	(368,337)	-
Net change in accumulated dividends on preferred equity facility	12,971	12,971	-
Net increase in net assets applicable to common limited and
general partners resulting from operations	11,924,390	11,924,390	-

Distributions to common limited partner from:
Net investment income	(3,113,000)	(3,113,000)	-

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income
of $13,489,512, $13,138,997 and $350,515, respectively)	$241,873,190	$241,873,190	$-

	Year Ended December 31, 2009
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,
beginning of year	$195,927,177	$195,927,177	$-

Net investment income	18,111,177	18,111,177	-
Net realized loss	(62,643,798)	(62,643,798)	-
Net change in unrealized appreciation/depreciation	98,786,144	98,786,144	-
Dividends paid on preferred equity facility	(2,544,220)	(2,544,220)	-
Net change in accumulated dividends on preferred equity facility	805,131	805,131	-
Net increase in net assets applicable to common limited and
general partners resulting from operations	52,514,434	52,514,434	-

Distributions to common limited partner from:
Net investment income	(15,379,811)	(15,379,811)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of
$10,851,431, $10,500,916 and $350,515, respectively)	$233,061,800	$233,061,800	$-

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2010

Operating activities
Net increase in net assets applicable to common limited and general partners
resulting from operations	$11,924,390
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash used in operating activities:
Net realized gain	(3,571,970)
Net change in unrealized appreciation/depreciation	(2,597,302)
Dividends paid on preferred equity facility	368,337
Decrease in accumulated dividends on preferred equity facility	(12,971)
Accretion of original issue discount	(62,425)
Income from paid in-kind capitalization	(376,280)
Amortization of deferred debt issuance costs	108,564
Changes in assets and liabilities:
Purchases of investment securities	(86,177,640)
Proceeds from sales, maturities and paydowns of investment securities	43,357,229
Increase in accrued interest income - unaffiliated issuers	(445,930)
Increase in accrued interest income - controlled companies	(146)
Decrease in accrued interest income - other affiliates	341,658
Increase in dividends receivable from other affiliates	(1,845,028)
Increase in receivable for investment securities sold	(1,421,625)
Increase in receivable from parent	(109,075)
Decrease in prepaid expenses and other assets	38,091
Increase in payable for investment securities purchased	7,334,301
Increase in payable to affiliate	134,824
Decrease in interest payable	(13,337)
Decrease in accrued expenses and other liabilities	(52,234)
Net cash used in operating activities	(33,078,569)

Financing activities
Proceeds from draws on credit facility	72,000,000
Principal repayments on credit facility	(75,000,000)
Dividends paid on preferred equity facility	(368,337)
Distributions paid to common limited partner	(6,200,000)
Net cash used in financing activities	(9,568,337)

Net decrease in cash and cash equivalents	(42,646,906)
Cash and cash equivalents at beginning of period	111,451,989
Cash and cash equivalents at end of period	$68,805,083

Supplemental cash flow information:
Interest payments	$49,629
Tax payments	21,751

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

March 31, 2010

1.  Organization and Nature of Operations

Special Value Continuation Partners, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

Investment operations commenced and initial funding was received on July 31, 2006.  The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Partnership is to achieve high total returns while minimizing losses.  Special Value Continuation Fund, LLC (“SVCF” or the “Common Limited Partner”) owns the entire common limited partner interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership.  Babson Capital Management LLC serves as Co-Manager.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.  The Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Partnership management consists of the General Partner and the Board of Directors.  The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act.  The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  The Board of Directors consists of three persons, two of whom are independent.  If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership’s Directors.  The remaining Directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total capitalization of the Partnership is approximately $678.8 million, consisting of approximately $419.0 million of initial common limited partner interests (the “Common Limited Interests”) held by SVCF, an approximately $9.8 million initial general partner interest (the “GP Interest”) held by SVOF/MM, $134 million of preferred limited partner interests (the “Preferred Limited Interests”) and $116 million under a senior secured revolving credit facility (the “Senior Facility”).  The Common Limited Interests, GP Interest, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership.  Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

1.  Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Limited Interests.  However, the Partnership Agreement will prohibit liquidation of the Partnership prior to June 30, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At March 31, 2010, the Partnership had 6,700 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Interest.  The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  As of March 31, 2010, the Partnership was in full compliance with such requirements.

The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Subsequent events have been evaluated through May 28, 2010, the date of issuance of the financial statements.  The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred.  Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Transfers between levels are recognized as of the beginning of the reporting period. At March 31, 2010, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$-
2	Other observable market inputs*	31,079,386	77,367,442	26,120,470
3	Independent third-party pricing sources that employ significant unobservable inputs	68,457,673	71,701,074	116,457,589
3	Internal valuations with significant unobservable inputs	211,507	746,345	-
Total		$99,748,566	$149,814,861	$142,578,059

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the three months ended March 31, 2010 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$45,255,960	$73,392,112	$96,160,272
Net realized and unrealized gains (losses)	2,405,592	(2,806,909)	(75,502)
Net acquisitions and dispositions	20,796,121	1,115,871	(16,969)
Net transfers into (out of) category	-	-	20,389,788
Ending balance	$68,457,673	$71,701,074	$116,457,589

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$2,415,225	$(2,840,024)	$493,922

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$211,507	$793,632	$20,389,788
Net realized and unrealized gains (losses)	-	(47,287)	-
Net acquisitions and dispositions	-	-	-
Net transfers into (out of) category	-	-	(20,389,788)
Ending balance	$211,507	$746,345	$-

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$(47,287)	$-

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At March 31, 2010, the Partnership held foreign currency denominated investments comprising approximately 6.9% of the Partnership’s total investments by fair value.  Such positions were converted at the closing rate in effect at March 31, 2010 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap transactions.  All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Unrealized gains of $349,869 from cross currency basis swaps during the three months ended March 31, 2010 were included in net change in appreciation/depreciation in the Statement of Operations.

Valuations of open swap transactions at March 31, 2010 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(24,531)

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Partnership’s operations.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectibility of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements.  The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss are subject to examination by federal and state taxing authorities for all tax years since inception.  No such examinations are currently pending.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at March 31, 2010 were as follows:

Unrealized appreciation	$52,870,447
Unrealized depreciation	(101,272,085)
Net unrealized depreciation	$(48,401,638)

Cost of investments	$440,518,593

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated between the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date.  The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually.  As of March 31, 2010, the Partnership had declared $127,292,811 in distributions to the Common Limited Partner since inception.

4.  Management Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Preferred Limited Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Limited Interests when less than $1 million in liquidation value of preferred securities is outstanding.  In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

4.  Management Fees and Other Expenses (continued)

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at March 31, 2010 was 0.62%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46,400,000 in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants.  As of March 31, 2010, the Partnership was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown.  However, the Partnership expects the risk of loss to be remote.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

The Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $17.5 million at March 31, 2010. These instruments are reflected at fair value and may be drawn up to the principal amount shown.

7.  Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Common Limited Partner which are reimbursable through deductions from distributions to the Common Limited Partner.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

8.  Financial Highlights

	Three Months Ended				July 31, 2006
	March 31, 2010	Year Ended December 31,			(Inception) to
	(Unaudited)	2009	2008	2007	December 31, 2006

Return on invested assets (1), (2)	3.6%	19.3%	(31.7)%	11.7%	8.4%

Gross return to common limited partner (1)	5.1%	27.3%	(49.2)%	11.5%	10.3%
Less: General Partner profit allocation (1)	-	-	0.5%	(2.1)%	(2.1)%
Return to common limited partner (1), (3)	5.1%	27.3%	(48.7)%	9.4%	8.2%

Ratios and Supplemental Data:
Ending net assets attributable to common limited partner	$241,873,190	$233,061,800	$195,927,177	$392,503,508	$434,209,177

Net investment income / average
common limited partner equity (4), (5), (6)	10.6%	8.8%	7.0%	12.8%	10.4%

Expenses and General Partner allocation / average
common equity
Operating expenses (4), (6)	3.8%	4.4%	4.4%	4.5%	5.7%
General Partner allocation (1)	-	-	(1.0)%	2.3%	2.0%
Total expenses and General Partner allocation	3.8%	4.4%	3.4%	6.8%	7.7%

Portfolio turnover rate (1), (7)	11.7%	44.2%	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$19,844,444	$26,882,192	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate	0.7%	1.0%	3.7%	5.8%	5.8%

Annualized Inception to Date Performance Data as of March 31, 2010:
Return on invested assets (2)	0.6%
Internal rate of return to common limited partner equity (8)	(4.3)%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of allocation to the General Partner.

(6)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs, and  management fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Three Months Ended March 31, 2010

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Common Stock	$2,783,811	$-	$-	$2,119,207
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK,
due 3/12/13	9,138,218	-	-	9,847,505
EaglePicher Corporation, 1st Lien Tranche B Term Loan
LIBOR + 4.5%, due 12/31/12	7,827,719	-	(7,827,719)	-
EaglePicher Holdings, Inc., Common Stock	43,313,196	-	-	42,485,526
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory
Notes, 18% PIK, due 3/31/15	6,592,331	-	-	7,339,014
ESP Holdings, Inc., Common Stock	20,389,788	-	-	18,642,166
ESP Holdings, Inc., 15% PIK, Preferred Stock	5,412,228	-	-	5,432,121
International Wire Group, Inc., Common Stock	31,869,000	-	-	31,037,635
Interstate Fibernet, Inc., 1st Lien Term Loan,
LIBOR + 4%, due 7/31/13	10,091,445	-	-	10,449,354
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note,
LIBOR + 7.5%, due 7/31/14	8,144,989	-	-	8,281,636
ITC^DeltaCom, Inc., Common Stock	20,146,626	-	-	21,997,937

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuer's voting securities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Restricted Securities of Unaffiliated Issuers (Unaudited)

March 31, 2010

Investment	Acquisition Date	Cost

AIP/IS Holdings, LLC, Membership Units	2/1/10	$817,294
Alabama Aircraft Industries, Inc., Common Stock	Various 2002	3,550,121
Alion Science & Technology Corporation, Senior Secured Notes,
10% Cash + 2% PIK, due 11/1/14	Various 2010	2,379,902
Alion Science and Technology Corporation, Warrants	3/10/10	175,671
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13	10/1/07	45,025,305
Broadcast Facilities, Inc., Common Stock	1/15/10	883,196
Clearwire Communications, LLC, Senior Secured Notes, 12%, due 12/1/15	Various 2009	2,568,118
Doral Holdings, LP Interest	7/12/07	11,138,132
GSI Group Corporation Inc., Senior Notes, 11%, due 8/20/13	8/20/08	6,920,069
GSI Group Inc., Common Stock	8/20/08	1,136,229
Integra Telecom, Inc., Common Stock	11/11/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11	10/31/08	19,636,115
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock	10/31/08	1,170,407
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	2/24/10	4,971,300
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
Seitel, Inc., Senior Notes, 9.75%, due 2/15/14	Various 2009 & 2010	1,411,735
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	668,792
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	3,575,497
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	566,710
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	567,283
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	3,352,037
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	546,064
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	641,491
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	666,076
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	142,154
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	141,580
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	158,883
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	177,170
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	166,234
Zayo Group, LLC, 1st Lien Senior Secured Notes, 10.25%, due 3/15/17	3/5/10	3,885,079